                                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                      June 30, 2002
                                      Institutional Class

       LEGG MASON
       INCOME TRUST, INC.
       -------------------------------------------------------------------------
       U.S. GOVERNMENT INTERMEDIATE
       INVESTMENT GRADE
       HIGH YIELD

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Income Trust's semi-annual report, combining reports for the Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio.

  The following table summarizes key statistics for the Institutional Class of each portfolio, as of June 30, 2002:

                                                                                          Net Asset Value
                                          SEC Yield(A)            Average Life               Per Share
                                          ------------            ------------            ---------------
Government Intermediate                       4.42%                5.83 years                 $10.46
Investment Grade                              5.60%                9.39 years                 $ 9.95
High Yield                                   10.08%                6.93 years                 $ 8.13

  Total returns for the Institutional Class of shares of the Government Intermediate, Investment Grade and High Yield Portfolios for the six-month period (not annualized) were +3.79%, +1.51%, and -7.82%, respectively. (Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net asset value per share, plus dividends and any capital gain distributions.) Beginning on page 2, portfolio managers responsible for the Income Trust discuss recent results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on subsequent pages of the report.

  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

      Sincerely,


         /s/ JOHN F. CURLEY, JR.                          /S/ MARK R. FETTING
         John F. Curley, Jr.                              Mark R. Fetting
         Chairman                                         President

July 30, 2002

---------------

(A) SEC yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended June 30, 2002.

Portfolio Managers' Comments

Legg Mason Income Trust, Inc.

Market Overview

  The six-month period ended June 30, 2002, was characterized by seesawing expectations for economic growth. Equity prices and bond yields rose in the first half of the period in the belief that the economy was surging ahead. When growth proved disappointing in the second half of the period, equity prices plunged and bond yields fell. Interest rates fell on balance across the board, but short-term rates fell the most, leaving the yield curve unusually steep. Manufacturing activity rebounded significantly, while the consumer sector continued to plod along. High quality credit spreads narrowed substantially, led by agencies and swaps, as monetary policy became accommodative and recession fears faded. This contrasted sharply, however, with a series of unusually large and scandalous disasters suffered by a dozen or so corporate bond issuers. Lower-quality credits, particularly in the high yield sector, suffered as concerns over the quality and reliability of earnings were raised, and a handful of major corporate bonds fell dramatically as they were downgraded. Emerging market debt markets sagged as concerns rose over Brazilian politics and the outlook for the Brazilian economy. Treasury Inflation-Protected Securities ("TIPS"), however, enjoyed strong performance as real yields declined, despite very low levels of inflation. The dollar weakened from very strong levels in sympathy with the declining equity market.

U.S. Government Intermediate

  The U.S. Government Intermediate-Term Portfolio was challenged by this environment, but slightly exceeded the performance of its primary benchmark, the Lehman Intermediate Government/Credit Bond Index, with a total return of +3.79% versus +3.33% for the six months ended June 30, 2002. Major strategies generated mixed results, as positive results from several key investment strategies were offset by a steeper curve and by action in the lower-quality range of the credit sector. The Fund's long duration posture benefited as interest rates fell, but this was somewhat offset by an emphasis on longer maturities as short-term rates fell the most. Overweight exposure to mortgage-backed securities was a plus, since tighter spreads and a steeper curve more than offset the negative impact of rising prepayment speeds. The biggest drag on performance came from overweight exposure to investment grade securities at the lower end of the credit scale.

Investment Grade

  The Investment Grade Income Portfolio was not well positioned for this environment, unfortunately, posting a total return of +1.51% versus the +3.79% return of its primary benchmark, the Lehman Aggregate Bond Index for the six months ended June 30, 2002. Major strategies generated mixed results, as positive results from several key investment strategies were swamped by the action in the credit and emerging market sectors. The principal contributor to returns was the Fund's long duration posture, which benefited as interest rates fell, but this was somewhat offset by an emphasis on longer maturities as the yield curve steepened. A moderate exposure to long-maturity TIPS also contributed to returns as strong price performance more than compensated for lower inflation. Overweight exposure to mortgage-backed securities was also a plus, since tighter spreads and a steeper curve more than offset the negative impact of rising prepayment speeds. The biggest drag on performance came from exposure to a handful of corporate issuers whose bonds suffered significantly, from modest exposure to emerging market debt securities, and high yield corporate bonds, all as allowed by the Fund's guidelines. The negative impact of unfortunate issue selection was mitigated to some extent by our efforts to keep issuer exposure more diversified than usual.

High Yield

  The high yield market began 2002 much as it ended 2001, coping with an increasing number of accounting and other corporate mismanagement issues. Despite this backdrop, stronger than anticipated economic data encouraged investors to embrace risk. Cash inflows into the sector were strong according to AMG (mutual fund data) in January as the confidence of market participants was bolstered by the prospect of an economic recovery and historically above-average spreads. February was a difficult month in high yield as the sector watched the equity markets trade down sharply. In addition, due to recent downgrades to non-investment grade, 10 "fallen angels" aggregating $8 billion were forced onto the high yield market. Combined with the new issue market that supplied $4.2 billion, the technicals for the sector turned decidedly negative. As the equity markets rebounded in March, so did the high yield market. The Lehman High Yield Index returned +2.41% in that month, the sixth strongest month in the past 5 years. During the first quarter, the sector produced a +1.68% return, sustaining an upward trend that began six months earlier.

  High yield bonds began the second quarter by providing solid returns in April (+1.60%) amid continued equity market and heavy fallen angel supply pressures. The market benefited from the influx of cash into the sector and economic news that suggested a sluggish yet continued economic recovery was underway. During May the sector recorded a negative return (-0.51%) as market technicals faltered when $400 million flowed out of the sector. The outflow marked the first negative mutual fund flow for the year. Fallen angels continued to be a major factor in the market in May. The high yield market was forced to absorb $44.3 billion in fallen angels during the month, primarily through the addition of Qwest and WorldCom. June was the sector's worst performing month on record (-7.37%), driven by the accumulated impact of the accounting irregularities announced during the quarter, specifically the WorldCom accounting improprieties reported on June 25. The news caused an already confidence-shaken market to experience another round of heavy selling pressures and markdowns. Market technicals worsened from May levels and showed no bright spots. The pace of outflows picked up as nearly $1 billion left high yield mutual funds during June. Aggressive supply during the month (approximately $7 billion) and declining equity markets in the face of continued sector-specific negative headlines significantly pressured secondary market levels. New issues were either postponed or required more favorable terms in order to complete. The Lehman High Yield Index as of June 28 reported an average yield of +12.44% and an average spread over Treasuries of 768 basis points.(A)

  The Fund returned -7.82% for the first six months of 2002, compared to -4.84% for the Lehman High Yield Index. The Fund's underperformance was in large part due to our more aggressive positioning of the Fund. We anticipated that economic growth would result in rising investor sentiment and improved balance sheet structure. The more aggressive positioning was accomplished by selectively trading down in a company's capital structure, increasing exposure to more economically sensitive sub-sectors, and reducing the average credit quality of the Fund to B1/B+.

  Going forward, we continue to pursue marginal rotation from BB names into single B names, select fallen angel plays and capital structure rotation. We believe that the sector continues to offer an attractive absolute and relative yield. The improving global economic outlook should result in positive earnings growth, thereby spurring underlying credit improvement. We anticipate the road will continue to be bumpy, however; financial reporting changes that have been implemented or those still under consideration that increase corporate financial transparency, combined with our economic growth forecast, should help the high yield sector be a top performing sector for the second half of 2002.

Outlook and Strategy

  The U.S. fixed-income market is on the horns of a signal-to-noise dilemma. The signal is not very strong, however, so the noise is getting all the attention. According to our ears, the signals from the economy have been steadily and slowly improving over the past six months. The noise emanates from the sundry earnings scandals that have rocked the markets. It's not so much economic woes that have torpedoed a dozen or so former industry titans as it is human failings. The risk that everyone worries about is that the noise could in fact be part of the signal; that the problems plaguing the corporate sector are systemic, and that they eventually lead to a decline in domestic demand and a dreaded double-dip recession. We can't be sure that corporate deceit, fraud and malfeasance won't prove to be contagious. But it doesn't appear to be a systemic issue, and we don't think it's unreasonable to expect that most of the problems are behind us.

  Ignoring the noise and focusing on the signal can be a tough job at times like this. But just about any index of manufacturing activity shows that things are improving so far this year. Virtually all of the indices tracked by the Institute for Supply Management (formerly NAPM) are in positive territory. Commodity prices, traditionally a good coincident indicator of global industrial activity, are up across the board from their recent lows and continue to rise. Residential construction is strong, as are secondary housing markets, thanks to lower interest rates, reduced capital gains taxes on homes, and an ongoing rise in real incomes. Capital goods orders -- the source of future productivity and economic growth -- appear to be slowly recovering after two years of declines. The rise in gold and the decline in the dollar spell relief from lingering deflationary pressures, not rising inflation risk. Tax burdens are down and the Fed is disposed to fan the fires of growth within reasonable limits.

---------------
(A) 100 basis points = 1%.

  There are still headwinds, to be sure, which are acting to keep progress slow. Steep yield curves and historically wide credit spreads prevent monetary ease from flowing through to consumer and corporate balance sheets. The deterioration in federal and state fiscal accounts threatens higher taxes. We're not in a trade war, but there are more global skirmishes taking place than we would like to see. And underlying everything is the reality of low nominal growth and lack of pricing power, which continues to be a problem for those who planned for better times but now find themselves with an uncomfortably large debt burden.

  In our optimistic view, the despair that is so evident in the equity market reflects downward adjustments to economic growth expectations (plus fear of further credit blow-ups), but not necessarily a deterioration in the economic fundamentals. While the adjustments and defaults have been quite painful, the repricing of assets that has taken place (lower yields, cheaper equity prices and a weaker dollar) is helping to build a more solid foundation for future growth. Deleveraging -- the order of the day for many corporations -- involves asset sales, which keep prices low, but it translates into better margins and healthier balance sheets over time. Today's low inflation fundamentals provide the best incentive for the productivity gains which fuel healthy growth.

  We think that short-term interest rates in the U.S. have largely adjusted to this new, low-inflation and slow-growth reality, so we have cut our duration exposure somewhat. Given our expectation that inflation will remain quite low, however, we expect to see a flatter curve over time, driven by a slow rise in short rates and a gradual decline in long rates, which remain quite attractive.

  Emerging market and credit spreads in general should gradually tighten in this environment, even though there could be a few more unpleasant credit events this year. The mortgage sector is slowly losing its appeal as spreads tighten and prepayment risk rises. Although TIPS yields have lost some of their luster, they still represent decent value and ought to be excellent hedges in the event of a double-dip or if inflation unexpectedly rises.

                                          Western Asset Management Company

July 22, 2002

Performance Information

Legg Mason Income Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Government Intermediate, Investment Grade and High Yield Portfolios each offer two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Funds' total returns as of June 30, 2002, were as follows:

                                        U.S. Government             Investment Grade                  High
                                       Intermediate-Term                 Income                      Yield
                                           Portfolio                   Portfolio                   Portfolio
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                                 +7.42%                       +4.76%                      -8.18%
    Five Years                               +6.49%                       +6.64%                        N/A
    Life of Class(A)                         +7.24%                       +6.65%                      -5.65%
Cumulative Total Return
  Institutional Class:
    One Year                                 +7.42%                       +4.76%                      -8.18%
    Five Years                              +36.97%                      +37.88%                        N/A
    Life of Class(A)                        +69.95%                      +52.30%                     -21.46%
---------------------------------------------------------------------------------------------------------------------------

(A) Institutional Class inception dates are:
    U.S. Government Intermediate-Term Portfolio -- December 1, 1994 Investment Grade Income Portfolio -- December 1, 1995
    High Yield Portfolio -- May 5, 1998

N/A -- Not applicable.

Statement of Net Assets

Legg Mason Income Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

U.S. Government Intermediate-Term Portfolio

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Long-Term Investments -- 63.1%

U.S. Government and Agency Obligations -- 29.5%
  Fixed Rate Securities -- 29.5%
  Fannie Mae                                     6.250%             2/1/11              $  8,900        $  9,355
  Fannie Mae                                     6.125%            3/15/12                30,380          32,149
  Freddie Mac                                    5.000%            5/15/04                11,000          11,418
  Freddie Mac                                    5.875%            3/21/11                 9,722           9,965
  Freddie Mac                                    5.750%            1/15/12                 5,008           5,145
  United States Treasury Bonds                   8.000%            11/15/21                7,670           9,810
  United States Treasury Bonds                   5.250%            11/15/28                  160             151
  United States Treasury Bonds                   6.250%            5/15/30                   290             314
  United States Treasury Bonds                   5.375%            2/15/31                    90              88
  United States Treasury Notes                   5.750%            11/15/05                5,230           5,581
  United States Treasury Notes                   5.750%            8/15/10                 3,560           3,808
  United States Treasury Notes                   5.000%            8/15/11                 1,880           1,906
  United States Treasury Notes                   4.875%            2/15/12                10,910          10,951
                                                                                                        --------
Total U.S. Government and Agency Obligations
  (Identified Cost -- $98,762)                                                                           100,641
----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 18.4%
  Fixed Rate Securities -- 17.8%
  Fannie Mae                                     6.500%        1/1/10 to 7/1/31           28,861          29,593
  Fannie Mae                                     8.500%        6/1/10 to 8/1/11              496             527
  Fannie Mae                                    12.500%       11/1/12 to 4/1/18              578             691
  Fannie Mae                                     7.000%        1/1/13 to 6/1/29            1,654           1,726
  Fannie Mae                                     9.500%             7/1/14                   285             310
  Fannie Mae                                    11.000%            12/1/15                   204             226
  Fannie Mae                                     9.000%            11/1/21                   551             605
  Fannie Mae                                     6.000%            11/1/27                     6               6
  Fannie Mae                                     6.000%             7/1/32                 5,000           4,988(A)
  Fannie Mae                                     7.000%             7/1/32                 7,900           8,181(A)
  Freddie Mac                                    8.250%             2/1/08                    81              86
  Freddie Mac                                    8.500%       12/1/08 to 6/1/21              461             495
  Freddie Mac                                    9.750%       11/1/09 to 11/1/14             130             142
  Freddie Mac                                    9.000%        1/1/17 to 1/1/21              741             809
  Freddie Mac                                    7.000%            1/25/21                   474             491
  Freddie Mac                                    8.000%             2/1/31                 2,102           2,234
  Government National Mortgage Association       9.000%       7/15/04 to 9/15/22           1,322           1,411
  Government National Mortgage Association       6.000%       5/15/14 to 2/15/29           4,184           4,208
  Government National Mortgage Association       6.500%      9/15/31 to 10/15/31           3,719           3,793
                                                                                                        --------
                                                                                                          60,522
                                                                                                        --------

Legg Mason Income Trust, Inc.

U.S. Government Intermediate-Term Portfolio -- Continued

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- Continued
  Indexed Securities(C) -- 0.6%
  Government National Mortgage Association       6.625%            6/16/26              $  9,304        $  1,042
  Government National Mortgage Association       6.675%            8/16/26                 8,598           1,034
                                                                                                        --------
                                                                                                           2,076
                                                                                                        --------
Total U.S. Government Agency Mortgage-Backed
  Securities (Identified Cost -- $60,345)                                                                 62,598
----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 9.3%
  Banking and Finance -- 6.9%
  Citigroup Inc.                                 6.000%            2/21/12                 3,000           3,018
  DaimlerChrysler NA Holding Corporation         6.400%            5/15/06                 2,000           2,072
  Ford Motor Credit Company                      7.375%            10/28/09                  700             711
  Ford Motor Credit Company                      7.875%            6/15/10                   110             114
  Ford Motor Credit Company                      7.375%             2/1/11                 3,560           3,600
  General Electric Capital Corporation           5.875%            2/15/12                 3,000           3,002
  General Electric Capital Corporation           6.750%            3/15/32                 3,000           3,022
  General Motors Acceptance Corporation          8.000%            11/1/31                 3,000           3,076
  Household Finance Corporation                  8.000%            7/15/10                   690             736
  Household Finance Corporation                  7.000%            5/15/12                 1,220           1,208
  J.P. Morgan Chase & Co.                        6.625%            3/15/12                   600             618
  Lehman Brothers Holdings Inc.                  8.250%            6/15/07                 2,000           2,259
                                                                                                        --------
                                                                                                          23,436
                                                                                                        --------
  Environmental Services -- 1.4%
  Waste Management, Inc.                         7.000%            10/15/06                1,950           2,038
  Waste Management, Inc.                         7.375%             8/1/10                 2,750           2,863
                                                                                                        --------
                                                                                                           4,901
                                                                                                        --------
  Gas and Pipeline Utilities -- 0.2%
  Dynegy Holdings Inc.                           8.750%            2/15/12                   680             507
                                                                                                        --------
  Oil and Gas -- 0.2%
  Sonat Inc.                                     7.625%            7/15/11                   750             738
                                                                                                        --------
  Telecommunications -- 0.6%
  SBC Communications Inc.                        5.750%             5/2/06                 1,500           1,560
  Sprint Capital Corporation                     7.125%            1/30/06                   500             440
                                                                                                        --------
                                                                                                           2,000
                                                                                                        --------
Total Corporate Bonds and Notes
  (Identified Cost -- $31,119)                                                                            31,582
----------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- 3.4%
  Fixed Rate Securities -- 3.2%
  Conseco Finance Securitizations Corp. 2001-B   6.003%            6/15/32                 4,438           4,526
  Conseco Finance Securitizations Corp. 2001-1   6.990%             7/1/32                 3,600           3,758

                                                 Rate           Maturity Date          Par/Shares        Value
----------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- Continued
  Fixed Rate Securities -- Continued
  Green Tree Financial Corporation Series
    1998-6                                       6.270%             7/1/21              $  2,600        $  2,738
                                                                                                        --------
                                                                                                          11,022
                                                                                                        --------
  Indexed Securities(B) -- N.M.
  SLM Student Loan Trust 1998-2                  2.392%            4/25/07                   140             140
                                                                                                        --------
  Stripped Securities -- 0.2%
  New South Home Equity Trust 2001-1             5.490%            3/25/03                14,000             514(C1)
                                                                                                        --------
Total Asset-Backed Securities
  (Identified Cost -- $11,020)                                                                            11,676
----------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 2.0%
  Fixed Rate Securities -- 2.0%
  Blackrock Capital Finance L.P. 1997-R3         7.220%            11/25/28                1,769           1,820(D)
  Criimi Mae Commercial Mortgage Trust 1998-C1   7.000%             6/2/33                 1,600           1,666(D)
  J.P. Morgan Commercial Mortgage Finance
    Corporation 1999-C8                          7.400%            7/15/31                 1,600           1,771
  Ocwen Residential MBS Corporation 1998-R2      6.750%            11/25/34                1,500           1,522(D)
                                                                                                        --------
Total Mortgage-Backed Securities
  (Identified Cost -- $6,321)                                                                              6,779
----------------------------------------------------------------------------------------------------------------
Yankee Bonds(E) -- 0.1%
  Telecommunications -- 0.1%
  France Telecom SA                              9.000%             3/1/31                   380             336
                                                                                                        --------
Total Yankee Bonds (Identified Cost -- $378)                                                                 336
----------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 0.4%
  Home Ownership Funding Corporation            13.331%                                        5shs          321(D,F)
  Home Ownership Funding Corporation II         13.338%                                       14             899(D,F)
                                                                                                        --------
Total Preferred Stocks (Identified
  Cost -- $1,537)                                                                                          1,220
                                                                                                        --------
Total Long-Term Investments
  (Identified Cost -- $209,482)                                                                          214,832
----------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 38.8%

Corporate Bonds and Notes -- 1.9%
  AT&T Corp.                                     3.045%             8/6/02              $  2,000           2,000(D)
  General Motors Acceptance Corporation          2.470%            1/17/03                 1,000             999(B)
  Raytheon Company                               6.450%            8/15/02                 3,474           3,487
                                                                                                        --------
                                                                                                           6,486
                                                                                                        --------
U.S. Government and Agency Obligations -- 0.3%
  Fannie Mae                                     0.000%            8/14/02                 1,000             998(G,H)
                                                                                                        --------

Legg Mason Income Trust, Inc.

U.S. Government Intermediate-Term Portfolio -- Continued

                                                                                          Par            Value
----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 36.6%
  Goldman, Sachs & Company
    1.98%, dated 6/28/02, to be repurchased at $49,700 on 7/1/02
    (Collateral: $48,760 Fannie Mae notes, 5.75%, due 4/15/03, value $51,279)           $ 49,692        $ 49,692

  Merrill Lynch Government Securities, Inc.
    1.97%, dated 6/28/02, to be repurchased at $75,012 on 7/1/02
    (Collateral: $167,730 Resolution Funding Corp. principal-only security, 0%, due 4/15/30, value $31,240; $45,845 Resolution Funding Corp. principal-only security, 0%, due 7/15/12, value $26,533; $44,150 Financing Corporation principal-only security, 0%, due 9/26/19, value $14,845; $16,965 Resolution
    Funding Corp. principal-only security, 0%, due 11/15/29, value $3,245;
    $2,920 Resolution Funding Corp. principal-only security, 0%, due 7/15/27,
    value $635)                                                                           75,000          75,000
                                                                                                        --------
                                                                                                         124,692
                                                                                                        --------
Total Short-Term Securities (Identified Cost -- $132,165)                                                132,176
----------------------------------------------------------------------------------------------------------------
Total Investments -- 101.9% (Identified Cost -- $341,647)                                                347,008
Other Assets Less Liabilities -- (1.9)%                                                                   (6,396)
                                                                                                        --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  31,743 Primary Class shares outstanding                                               $339,811
     824 Institutional Class shares outstanding                                            8,488
Undistributed net investment income                                                          136
Accumulated net realized gain/(loss) on investments, options and futures                 (12,987)
Unrealized appreciation/(depreciation) of investments, options and futures                 5,164
                                                                                        --------

NET ASSETS -- 100.0%                                                                                    $340,612
                                                                                                        ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                                           $10.46
                                                                                                        ========
  INSTITUTIONAL CLASS                                                                                     $10.46
                                                                                                        ========
----------------------------------------------------------------------------------------------------------------

                                       Expiration     Actual     Appreciation/
                                          Date       Contracts   (Depreciation)
-------------------------------------------------------------------------------
Futures Contracts Purchased(I)
Eurodollar Futures                      September 2002      50          $  15
U.S. Treasury Bond Futures              September 2002     246            318
U.S. Treasury Note Futures              September 2002      21             30
                                                                        -----
                                                                        $ 363
                                                                        -----
Futures Contracts Written(I)
Eurodollar Futures                      December 2002       50          $ (29)
U.S. Treasury Note Futures              September 2002     281           (531)
                                                                        -----
                                                                        $(560)
                                                                        -----
-------------------------------------------------------------------------------

(A) When-issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(B) Indexed security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), Consumer Price Index ("CPI"), or the one-year Treasury Bill rate. These rates are as of June 30, 2002.

(C) Stripped security -- Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 2.4% of net assets.

(E) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(F) Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.

(G) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(H) Collateral to cover futures contracts.

(I) Futures are described in more detail in the notes to financial statements.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Income Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Investment Grade Income Portfolio

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 87.7%

Corporate Bonds and Notes -- 29.2%
  Aerospace/Defense -- 1.3%
  Raytheon Company                               6.400%            12/15/18             $  3,000        $  2,830
  Systems 2001 Asset Trust                       6.664%            9/15/13                   852             905(A)
                                                                                                        --------
                                                                                                           3,735
                                                                                                        --------
  Auto Parts and Equipment -- 0.1%
  American Axle & Manufacturing Inc.             9.750%             3/1/09                    50              53
  Lear Corporation                               7.960%            5/15/05                   270             276
                                                                                                        --------
                                                                                                             329
                                                                                                        --------
  Automotive -- 0.7%
  DaimlerChrysler NA Holding Corp.               7.300%            1/15/12                 1,025           1,074
  Ford Motor Company                             8.900%            1/15/32                   370             397
  Ford Motor Company                             7.700%            5/15/97                   630             575
                                                                                                        --------
                                                                                                           2,046
                                                                                                        --------
  Banking and Finance -- 7.4%
  Associates Corporation of North America        8.150%             8/1/09                   775             866
  Bank of America Corporation                    6.250%            4/15/12                 1,720           1,756
  Credit Suisse First Boston USA                 5.750%            4/15/07                 1,500           1,535
  Dresdner Funding Trust I                       8.151%            6/30/31                   200             216(A)
  Ford Motor Credit Company                      7.600%             8/1/05                   250             262
  Ford Motor Credit Company                      5.800%            1/12/09                 2,500           2,345
  Gemstone Investors Limited                     7.710%            10/31/04                  440             429(A)
  General Electric Capital Corporation           6.750%            3/15/32                   980             987
  General Motors Acceptance Corporation          7.250%             3/2/11                   160             164
  General Motors Acceptance Corporation          0.000%            6/15/15                 2,700           1,036(B)
  IBJ Preferred Capital Corp. LLC                8.790%            12/29/49                1,520           1,252(A,C)
  J.P. Morgan Chase & Co.                        6.625%            3/15/12                 3,850           3,963
  Midwest Generation LLC                         8.560%             1/2/16                 2,000           1,983
  SB Treasury Company LLC                        9.400%            12/29/49                  840             833(A,C)
  The Sanwa Bank, Ltd., New York                 7.400%            6/15/11                   500             478
  Transamerica Finance Corporation               5.750%            1/28/04                 2,000           2,040
  UBS Preferred Funding Trust I                  8.622%            10/29/49                  400             458(C)
  Unilever Capital Corporation                   7.125%            11/1/10                   480             528
                                                                                                        --------
                                                                                                          21,131
                                                                                                        --------
  Building Materials -- 0.1%
  American Standard Cos., Inc.                   8.250%             6/1/09                    37              39
  American Standard Cos., Inc.                   7.625%            2/15/10                     5               5
  Nortek, Inc.                                   8.875%             8/1/08                   100             101
                                                                                                        --------
                                                                                                             145
                                                                                                        --------

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Cable -- 0.2%
  Charter Communications Holdings, LLC           8.625%             4/1/09              $    150        $    100
  CSC Holdings Inc.                              8.125%            8/15/09                   230             185
  Tele-Communications, Inc.                      7.125%            2/15/28                   180             141
                                                                                                        --------
                                                                                                             426
                                                                                                        --------
  Chemicals -- 0.1%
  The Dow Chemical Company                       7.375%            11/1/29                   130             137
                                                                                                        --------
  Computer Services and Systems -- 0.6%
  Compaq Computer Corporation                    7.650%             8/1/05                 1,500           1,599
                                                                                                        --------
  Diversified Services -- 0.7%
  Loews Corporation                              7.625%             6/1/23                 1,000             969
  Loews Corporation                              7.000%            10/15/23                1,000             904
                                                                                                        --------
                                                                                                           1,873
                                                                                                        --------
  Electric -- 3.0%
  Cleveland Electric Illuminating Company        7.880%            11/1/17                   850             904
  Commonwealth Edison Company                    6.150%            3/15/12                   560             575(A)
  Entergy Gulf States, Inc.                      8.250%             4/1/04                 1,800           1,918
  Exelon Corporation                             6.750%             5/1/11                 2,000           2,073
  Mirant Americas Generation LLC                 8.300%             5/1/11                   440             347
  Niagara Mohawk Power Corporation               7.750%            10/1/08                 1,010           1,120
  Niagara Mohawk Power Corporation               0.000%             7/1/10                   720             712(C)
  System Energy Resources, Inc.                  7.430%            1/15/11                   546             561
  The AES Corporation                            9.500%             6/1/09                   360             238
                                                                                                        --------
                                                                                                           8,448
                                                                                                        --------
  Energy -- 0.5%
  Calpine Corporation                            7.750%            4/15/09                    49              32
  Calpine Corporation                            8.500%            2/15/11                 1,120             750
  CMS Energy Corporation                         7.500%            1/15/09                   100              69
  FirstEnergy Corp.                              6.450%            11/15/11                  310             297
  FirstEnergy Corp.                              7.375%            11/15/31                  290             275
                                                                                                        --------
                                                                                                           1,423
                                                                                                        --------
  Environmental Services -- 1.4%
  Republic Services, Inc.                        6.750%            8/15/11                 2,340           2,410
  Safety-Kleen Corp.                             9.250%            5/15/09                   122           0.012(D)
  Waste Management, Inc.                         7.375%            5/15/29                 1,700           1,631
                                                                                                        --------
                                                                                                           4,041
                                                                                                        --------

Legg Mason Income Trust, Inc.

Investment Grade Income Portfolio -- Continued

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Food, Beverage and Tobacco -- 3.8%
  Campbell Soup Company                          5.500%            3/15/07              $  2,000        $  2,054
  Nabisco Incorporated                           7.050%            7/15/07                 3,100           3,373
  Philip Morris Companies Inc.                   7.750%            1/15/27                 1,165           1,237
  R.J. Reynolds Tobacco Holdings, Inc.           7.750%            5/15/06                 1,280           1,377
  R.J. Reynolds Tobacco Holdings, Inc.           7.875%            5/15/09                   860             898
  The Pepsi Bottling Group, Inc.                 7.000%             3/1/29                 1,800           1,912
                                                                                                        --------
                                                                                                          10,851
                                                                                                        --------
  Gaming -- 0.1%
  Horseshoe Gaming Holding Corp.                 8.625%            5/15/09                    69              70
  International Game Technology                  8.375%            5/15/09                    70              74
                                                                                                        --------
                                                                                                             144
                                                                                                        --------
  Gas and Pipeline Utilities -- 2.2%
  CMS Panhandle Holding Company                  6.125%            3/15/04                   400             354
  Dynegy Holdings Inc.                           8.750%            2/15/12                 1,690           1,259
  The Williams Companies, Inc.                   7.625%            7/15/19                 2,000           1,493
  Union Oil Company of California                7.350%            6/15/09                 3,000           3,200
                                                                                                        --------
                                                                                                           6,306
                                                                                                        --------
  Insurance -- 0.9%
  Ace Capital Trust II                           9.700%             4/1/30                 2,100           2,499
                                                                                                        --------
  Machinery -- N.M.
  Terex Corporation                              8.875%             4/1/08                   132             134
                                                                                                        --------
  Media -- 0.8%
  AOL Time Warner Inc.                           7.700%             5/1/32                   320             282
  News America Holdings Incorporated             8.875%            4/26/23                   500             521
  News America Holdings Incorporated             7.750%             2/1/24                    80              75
  News America Holdings Incorporated             8.250%            10/17/96                  200             179
  News America Incorporated                      7.625%            11/30/28                1,410           1,286
                                                                                                        --------
                                                                                                           2,343
                                                                                                        --------
  Medical Care Facilities -- 0.7%
  HEALTHSOUTH Corporation                        8.375%            10/1/11                 2,000           2,090
                                                                                                        --------
  Oil and Gas -- 1.0%
  Conoco Funding Company                         6.350%            10/15/11                1,010           1,048
  El Paso Corporation                            7.800%             8/1/31                 1,660           1,549
  El Paso Corporation                            7.750%            1/15/32                   340             315
                                                                                                        --------
                                                                                                           2,912
                                                                                                        --------

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Paper and Forest Products -- 0.6%
  Weyerhaeuser Company                           6.750%            3/15/12              $  1,070        $  1,100(A)
  Weyerhaeuser Company                           7.375%            3/15/32                   720             729(A)
                                                                                                        --------
                                                                                                           1,829
                                                                                                        --------
  Pharmaceuticals -- 0.7%
  Bristol-Myers Squibb Company                   5.750%            10/1/11                 2,100           2,089
                                                                                                        --------
  Real Estate -- 0.1%
  Socgen Real Estate Co. LLC                     7.640%            12/29/49                  180             192(A,C)
                                                                                                        --------
  Retail -- 0.1%
  Wal-Mart Stores, Inc.                          7.550%            2/15/30                   200             229
                                                                                                        --------
  Telecommunications -- 1.6%
  AT&T Wireless Services Inc.                    7.350%             3/1/06                   960             835
  EchoStar DBS Corporation                       9.375%             2/1/09                    29              27
  GTE Corporation                                6.940%            4/15/28                 1,700           1,490
  Sprint Capital Corporation                     6.900%             5/1/19                   720             496
  TCI Communications Financing III               9.650%            3/31/27                 1,650           1,678
                                                                                                        --------
                                                                                                           4,526
                                                                                                        --------
  Transportation -- 0.5%
  Consolidated Rail Corporation                  7.875%            5/15/43                   600             638
  Delta Air Lines, Inc.                          6.718%             1/2/23                   840             856
                                                                                                        --------
                                                                                                           1,494
                                                                                                        --------
Total Corporate Bonds and Notes (Identified
  Cost -- $82,564)                                                                                        82,971
----------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- 0.9%
  Fixed Rate Securities -- 0.9%
  Conseco Finance Securitizations Corp. 2000-4   7.730%             5/1/32                 2,500           2,641
                                                                                                        --------
  Indexed Securities(E) -- N.M.
  SLM Student Loan Trust 1997-2                  2.252%            10/25/05                   28              29
                                                                                                        --------
Total Asset-Backed Securities (Identified
  Cost -- $2,649)                                                                                          2,670
----------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.

Investment Grade Income Portfolio -- Continued

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 1.7%
  Fixed Rate Securities -- 1.7%
  Asset Securitization Corporation 1996-D2       6.920%            2/14/29              $  1,022        $  1,087
  CAPCO America Securitization Corporation
    1998-D7                                      6.260%            10/15/30                  800             845
  Nomura Asset Securities Corporation 1996-MD5   7.120%            4/13/39                   680             737
  Nomura Asset Securities Corporation 1998-D6    6.590%            3/15/30                 2,000           2,150
  PSB Financial Corporation II A                11.050%            12/1/15                   151             153
                                                                                                        --------
Total Mortgage-Backed Securities (Identified
  Cost -- $4,597)                                                                                          4,972
----------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 20.0%
  Fixed Rate Securities -- 13.1%
  Fannie Mae                                     7.000%            7/15/05                   860             940
  Fannie Mae                                     5.250%            4/15/07                   510             529
  Fannie Mae                                     6.000%            5/15/11                   700             734
  Fannie Mae                                     5.375%            11/15/11                  300             300
  Federal Home Loan Bank                         3.625%            10/15/04                1,060           1,069
  Freddie Mac                                    6.750%            9/15/29                     9              10
  Tennessee Valley Authority                     5.375%            11/13/08                  150             154
  Tennessee Valley Authority                     6.750%            11/1/25                   310             329
  United States Treasury Bonds                   5.750%            8/15/10                    30              32
  United States Treasury Notes                   4.375%            5/15/07                22,000          22,302
  United States Treasury Notes                   4.750%            11/15/08                  760             774
  United States Treasury Notes                   6.500%            2/15/10                   220             246
  United States Treasury Notes                   5.000%            8/15/11                 4,015           4,071
  United States Treasury Notes                   4.875%            2/15/12                 5,770           5,792
                                                                                                        --------
                                                                                                          37,282
                                                                                                        --------
  Indexed Securities -- 6.9%
  United States Treasury Inflation-Indexed
    Security                                     3.625%            1/15/08                 4,629           4,846(F)
  United States Treasury Inflation-Indexed
    Security                                     3.625%            4/15/28                 6,291           6,794(F)
  United States Treasury Inflation-Indexed
    Security                                     3.875%            4/15/29                 7,130           8,035(F)
                                                                                                        --------
                                                                                                          19,675
                                                                                                        --------
Total U.S. Government and Agency Obligations
  (Identified Cost -- $54,829)                                                                            56,957
----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 19.3%
  Fixed Rate Securities -- 19.2%
  Fannie Mae                                     8.000%       4/25/06 to 6/1/15              489             515
  Fannie Mae                                     6.000%        9/1/25 to 2/1/32           18,043          18,005
  Fannie Mae                                     7.500%             7/1/31                   117             123
  Fannie Mae                                     6.000%             7/1/32                   400             399(G)
  Fannie Mae                                     7.000%             7/1/32                   200             207(G)
  Freddie Mac                                    8.500%       2/1/04 to 11/1/09              114             122
  Freddie Mac                                    8.750%             1/1/08                   123             131

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- Continued
  Fixed Rate Securities -- Continued
  Freddie Mac                                    6.000%             2/1/14              $  1,417        $  1,432
  Freddie Mac                                    7.500%        6/1/24 to 9/1/24              481             508
  Freddie Mac                                    7.000%        8/1/24 to 4/1/29            3,638           3,789
  Freddie Mac                                    8.000%             7/1/26                   333             355
  Government National Mortgage Association       6.000%       4/15/14 to 3/15/29           2,388           2,409
  Government National Mortgage Association       9.000%       7/15/16 to 6/15/17             283             313
  Government National Mortgage Association       7.000%       2/15/23 to 3/15/31           4,361           4,552
  Government National Mortgage Association       7.500%       2/15/23 to 6/15/31           5,275           5,586
  Government National Mortgage Association       8.000%            10/15/30                1,502           1,597
  Government National Mortgage Association       6.500%            10/15/31               12,905          13,163
  Government National Mortgage Association       6.000%             7/1/32                   200             200(G)
  Government National Mortgage Association       6.500%             7/1/32                 1,200           1,224(G)
                                                                                                        --------
                                                                                                          54,630
                                                                                                        --------
  Indexed Securities(E) -- 0.1%
  Freddie Mac                                    5.957%             9/1/24                   204             209
                                                                                                        --------
Total U.S. Government Agency Mortgage-Backed
  Securities (Identified Cost -- $53,261)                                                                 54,839
----------------------------------------------------------------------------------------------------------------
Yankee Bonds(H) -- 16.6%
  Banking and Finance -- 4.5%
  GM Nova Scotia                                 6.850%            10/15/08                1,160           1,204
  Inter-American Development Bank                4.000%            1/18/05                 2,450           2,488
  Korea Development Bank                         6.750%            12/1/05                 1,020           1,091
  PDVSA Finance Ltd.                             8.500%            11/16/12                1,910           1,671
  PDVSA Finance Ltd. 1999-I                      9.750%            2/15/10                 4,000           3,890
  PDVSA Finance Ltd. 1999-K                      9.950%            2/15/20                   800             696
  Redwood Capital II Ltd                         5.048%             1/1/04                   200             199(A,E)
  Royal Bank of Scotland Group plc               8.817%            3/31/49                 1,500           1,660
                                                                                                        --------
                                                                                                          12,899
                                                                                                        --------
  Chemicals -- 0.1%
  Avecia Group plc                              11.000%             7/1/09                   129             128
                                                                                                        --------
  Foreign Governments -- 5.8%
  Federative Republic of Brazil                  3.125%            4/15/09                   206             128(E)
  Federative Republic of Brazil                 14.500%            10/15/09                  580             435
  Federative Republic of Brazil                 12.000%            4/15/10                   580             383
  Federative Republic of Brazil                  3.125%            4/15/12                 1,090             578(E)
  Federative Republic of Brazil                  8.000%            4/15/14                 3,177           1,982
  Federative Republic of Brazil                 11.000%            8/17/40                   410             230
  Province of Manitoba                           9.500%            9/15/18                 1,080           1,491
  Republic of Colombia                          11.750%            2/25/20                 1,080           1,057
  Republic of Panama                             9.625%             2/8/11                   140             136
  Republic of Panama                             4.750%            7/17/14                   194             165(C)
  Republic of Panama                             2.625%            7/17/16                 1,145             903(E)
  Republic of Panama                            10.750%            5/15/20                   120             120

Legg Mason Income Trust, Inc.

Investment Grade Income Portfolio -- Continued

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Yankee Bonds -- Continued
  Foreign Governments -- Continued
  Republic of Peru                               4.000%             3/7/17              $  1,400        $    924(C)
  Republic of Peru                               4.500%             3/7/17                   386             281(C)
  Republic of the Philippines                    9.875%            1/15/19                    40              39
  Republic of the Philippines                    9.875%            1/15/19                   800             795
  Republic of the Philippines                   10.625%            3/16/25                   770             796
  Russian Federation                             5.000%            3/31/30                   700             486(C)
  Russian Federation                             8.250%            3/31/10                   490             486
  United Mexican States                          8.375%            1/14/11                 1,200           1,245
  United Mexican States                         11.500%            5/15/26                 2,940           3,729
                                                                                                        --------
                                                                                                          16,389
                                                                                                        --------
  Insurance -- 0.3%
  XL Capital plc                                 6.500%            1/15/12                   700             725
                                                                                                        --------
  Manufacturing (Diversified) -- 0.9%
  Tyco International Group SA                    6.375%            6/15/05                 1,000             815
  Tyco International Group SA                    7.000%            6/15/28                   400             284
  Tyco International Group SA                    6.875%            1/15/29                 2,170           1,539
                                                                                                        --------
                                                                                                           2,638
                                                                                                        --------
  Oil and Gas -- 1.2%
  Petroliam Nasional Berhad                      7.625%            10/15/26                  610             572(A)
  Petronas Capital Ltd                           7.875%            5/22/22                   770             765(A)
  YPF Sociedad Anonima                          10.000%            11/2/28                 3,500           1,960
                                                                                                        --------
                                                                                                           3,297
                                                                                                        --------
  Steel (Producers) -- 1.1%
  POSCO                                          7.375%            5/15/05                 3,000           3,219
                                                                                                        --------
  Telecommunications -- 1.2%
  British Telecommunications plc                 8.375%            12/15/10                  900             968
  British Telecommunications plc                 8.875%            12/15/30                  420             452
  France Telecom SA                              9.000%             3/1/31                   340             301
  Telefonica de Argentina S.A.                  11.875%            11/1/04                 4,000           1,804
                                                                                                        --------
                                                                                                           3,525
                                                                                                        --------
  Transportation -- 0.9%
  C P Railway Limited                            7.125%            10/15/31                2,500           2,602
                                                                                                        --------
  Utilities -- 0.6%
  Tata Electric Company                          8.500%            8/19/17                 2,000           1,801(A)
                                                                                                        --------
Total Yankee Bonds (Identified Cost --$51,949)                                                            47,223
                                                                                                        --------
Total Long-Term Securities (Identified
  Cost -- $249,849)                                                                                      249,632
----------------------------------------------------------------------------------------------------------------

                                                 Rate           Maturity Date             Par            Value
----------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 11.7%

Corporate Bonds and Notes -- 1.2%
  Niagara Mohawk Power Corporation               7.250%            10/1/02              $    476        $    481
  Qwest Capital Funding, Inc.                    6.125%            7/15/02                 2,500           2,300
  Qwest Corporation                              6.375%            10/15/02                  600             529
  TCI Communications, Inc.                       6.375%             5/1/03                   240             240
                                                                                                        --------
                                                                                                           3,550
                                                                                                        --------
U.S. Government and Agency Obligations -- 0.2%
  Fannie Mae                                     0.000%            8/14/02                   500             499(B,I)
                                                                                                        --------
Yankee Bonds(H) -- 0.1%
  YPF Sociedad Anonima                           7.500%            10/26/02                  151             146
                                                                                                        --------
Repurchase Agreements -- 10.2%
  Goldman, Sachs & Company
    1.98%, dated 6/28/02, to be repurchased at $14,037 on 7/1/02
    (Collateral: $13,775 Fannie Mae notes, 5.75%, due 4/15/03, value $14,487)             14,035          14,035
  Merrill Lynch Government Securities, Inc.
    1.97%, dated 6/28/02, to be repurchased at $15,002 on 7/3/02
    (Collateral: $46,540 Resolution Funding Corp. principal-only security, 0%,
    due 7/15/20, value $15,300)                                                           15,000          15,000
                                                                                                        --------
                                                                                                          29,035
                                                                                                        --------
Total Short-Term Securities (Identified Cost -- $33,488)                                                  33,230
----------------------------------------------------------------------------------------------------------------
Total Investments -- 99.4% (Identified Cost -- $283,337)                                                 282,862
Other Assets Less Liabilities -- 0.6%                                                                      1,684
                                                                                                        --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  28,352 Primary Class shares outstanding                                               $292,175
    278 Institutional Class shares outstanding                                             2,784
Undistributed net investment income                                                           75
Accumulated net realized gain/(loss) on investments, options and futures                  (9,737)
Unrealized appreciation/(depreciation) of investments, options and futures                  (751)
                                                                                        --------

NET ASSETS -- 100.0%                                                                                    $284,546
                                                                                                        ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                            $9.94
                                                                                                        ========
  INSTITUTIONAL CLASS                                                                                      $9.95
                                                                                                        ========
----------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.

Investment Grade Income Portfolio -- Continued

                              Expiration     Actual     Appreciation/
                                 Date       Contracts   (Depreciation)
----------------------------------------------------------------------
Futures Contracts Purchased(J)
U.S. Treasury Bond Futures  September 2002       9          $  20
                                                            -----
Futures Contracts Written(J)
U.S. Treasury Note Futures  September 2002     123          $(196)
U.S. Treasury Note Futures  September 2002      43           (100)
                                                            -----
                                                            $(296)
                                                            -----
----------------------------------------------------------------------

(A) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 3.4% of net assets.

(B) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(C) Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.

(D) Bond is in default at June 30, 2002.

(E) Indexed security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), Consumer Price Index ("CPI"), or the one-year Treasury Bill rate. These rates are as of June 30, 2002.

(F) U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index ("CPI"). Interest is calculated on the basis of the current adjusted principal value.

(G) When-issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(H) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(I) Collateral to cover futures contracts.

(J) Futures are described in more detail in the notes to financial statements.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Income Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

High Yield Portfolio

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 93.4%

Corporate Bonds and Notes -- 82.1%
  Animal Hospitals -- 0.8%
  Vicar Operating, Inc.                                     9.875%       12/1/09             $1,353         $  1,421
                                                                                                            --------
  Apparel -- 2.4%
  Levi Strauss & Co.                                        6.800%       11/1/03              1,382            1,285
  Russell Corporation                                       9.250%        5/1/10              1,082            1,088(A)
  The William Carter Company                               10.875%       8/15/11              1,600            1,752
                                                                                                            --------
                                                                                                               4,125
                                                                                                            --------
  Auto Parts and Equipment -- 0.6%
  American Axle & Manufacturing Inc.                        9.750%        3/1/09              1,000            1,060
                                                                                                            --------
  Automotive -- 0.7%
  Asbury Automotive Group Inc.                              9.000%       6/15/12              1,337            1,290(A)
                                                                                                            --------
  Banking and Finance -- 5.6%
  Alamosa Delaware Incorporated                            13.625%       8/15/11                651              195
  H & E Equipment Services LLC                             11.125%       6/15/12              1,196            1,136(A)
  PCA LLC/PCA Finance Corporation                          11.875%        8/1/09                779              771(A)
  Qwest Capital Funding, Inc.                               7.000%        8/3/09              1,411              769
  Qwest Capital Funding, Inc.                               7.250%       2/15/11              2,446            1,370
  Qwest Capital Funding, Inc.                               6.875%       7/15/28              3,423            1,660
  Terra Capital Inc                                        12.875%       10/15/08             1,530            1,568
  The FINOVA Group Inc.                                     7.500%       11/15/09             1,740              557
  UCAR Finance Inc.                                        10.250%       2/15/12              1,680            1,714(A)
                                                                                                            --------
                                                                                                               9,740
                                                                                                            --------
  Building Materials -- 0.3%
  Nortek, Inc.                                              9.875%       6/15/11                538              543
                                                                                                            --------
  Cable -- 2.7%
  Charter Communications Holdings, LLC                      8.625%        4/1/09                 53               35
  Charter Communications Holdings, LLC                     10.750%       10/1/09              2,495            1,722
  Charter Communications Holdings, LLC                      9.625%       11/15/09               962              640
  Charter Communications Holdings, LLC                      0.000%       1/15/12              1,693              542
  Insight Communications Company, Inc.                      0.000%       2/15/11              1,940              834(B)
  Paxson Communications Corporation                         0.000%       1/15/09              1,637              929(B)
                                                                                                            --------
                                                                                                               4,702
                                                                                                            --------
  Chemicals -- 4.8%
  Georgia Gulf Corporation                                 10.375%       11/1/07              1,040            1,113
  Hercules Incorporated                                    11.125%       11/15/07               482              540
  Huntsman International Holdings LLC                       0.000%       12/31/09             4,385            1,052(C)
  Huntsman International LLC                                9.875%        3/1/09              1,048            1,051(A)

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Chemicals -- Continued
  IMC Global Inc.                                          10.875%        6/1/08             $  941         $  1,009
  Lyondell Chemical Company                                 9.625%        5/1/07                340              325
  Lyondell Chemical Company                                 9.875%        5/1/07                 91               87
  Lyondell Chemical Company                                 9.500%       12/15/08               980              911
  MacDermid, Incorporated                                   9.125%       7/15/11                910              955
  Millennium America Inc.                                   9.250%       6/15/08                700              714(A)
  Noveon, Inc.                                             11.000%       2/28/11                544              577
                                                                                                            --------
                                                                                                               8,334
                                                                                                            --------
  Commercial Services and Supplies -- 1.3%
  Coinmach Corporation                                      9.000%        2/1/10              1,207            1,225(A)
  LIN Holdings Corp.                                        0.000%        3/1/08              1,120            1,053(B)
                                                                                                            --------
                                                                                                               2,278
                                                                                                            --------
  Consumer Products -- 1.5%
  Armkel LLC                                                9.500%       8/15/09              1,380            1,435
  Weight Watchers International Incorporated               13.000%       10/1/09                990            1,144
                                                                                                            --------
                                                                                                               2,579
                                                                                                            --------
  Containers and Packaging -- 0.6%
  Graphic Packaging Corporation                             8.625%       2/15/12                986            1,018(A)
                                                                                                            --------
  Electric -- 1.0%
  Mirant Americas Generation LLC                            8.300%        5/1/11                231              183
  Orion Power Holdings, Inc.                               12.000%        5/1/10              1,680            1,411
  The AES Corporation                                       9.500%        6/1/09                111               73
                                                                                                            --------
                                                                                                               1,667
                                                                                                            --------
  Electronics -- 2.0%
  Amkor Technology, Inc.                                    9.250%       2/15/08                110               89
  Amkor Technology, Inc.                                   10.500%        5/1/09                916              641
  L-3 Communications Corp.                                  7.625%       6/15/12                464              465(A)
  ON Semiconductor Corporation                             12.000%       5/15/08              1,381            1,202(A)
  Solectron Corporation                                     0.000%        5/8/20              1,726            1,008(C,F)
                                                                                                            --------
                                                                                                               3,405
                                                                                                            --------
  Energy -- 3.3%
  Calpine Corporation                                       8.625%       8/15/10              2,695            1,752
  Calpine Corporation                                       8.500%       2/15/11              1,457              976
  CMS Energy Corporation                                    9.875%       10/15/07             2,704            2,028
  Peabody Energy Corporation                                9.625%       5/15/08                864              913
                                                                                                            --------
                                                                                                               5,669
                                                                                                            --------
  Entertainment -- 1.8%
  Regal Cinemas, Inc.                                       9.375%        2/1/12              1,015            1,051(A)
  Six Flags, Inc.                                           0.000%        4/1/08                837              804(B)
  Six Flags, Inc.                                           9.500%        2/1/09              1,223            1,247
                                                                                                            --------
                                                                                                               3,102
                                                                                                            --------

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Environmental Services -- 1.1%
  Allied Waste North America Incorporated                   8.875%        4/1/08             $  160         $    157
  Allied Waste North America Incorporated                  10.000%        8/1/09                638              627
  Allied Waste North America Incorporated                   8.500%       12/1/08              1,110            1,071
  Safety-Kleen Corp.                                        9.250%       5/15/09              4,500             0.45(D)
                                                                                                            --------
                                                                                                               1,855
                                                                                                            --------
  Food, Beverage and Tobacco -- 2.3%
  DIMON Incorporated                                        9.625%       10/15/11             1,323            1,386
  Fleming Companies, Inc.                                   9.250%       6/15/10              1,050            1,034
  Land O' Lakes Inc.                                        8.750%       11/15/11               930              874(A)
  Roundy's, Inc.                                            8.875%       6/15/12                641              640(A)
                                                                                                            --------
                                                                                                               3,934
                                                                                                            --------
  Gaming -- 5.7%
  Anchor Gaming                                             9.875%       10/15/08               770              866
  Argosy Gaming Company                                     9.000%        9/1/11                670              688
  Boyd Gaming Corporation                                   9.250%       10/1/03              1,228            1,259
  Circus & Eldorado/Silver Legacy Capital Corp.            10.125%        3/1/12                525              535
  Horseshoe Gaming Holding Corp.                            8.625%       5/15/09              1,480            1,506
  Mandalay Resort Group                                    10.250%        8/1/07                163              174
  Mandalay Resort Group                                     9.375%       2/15/10                407              421
  Mohegan Tribal Gaming Authority                           8.750%        1/1/09              1,072            1,111
  Park Place Entertainment Corporation                      9.375%       2/15/07                310              324
  Station Casinos, Inc.                                     9.875%        7/1/10              1,725            1,824
  Venetian Casino Resort LLC                               11.000%       6/15/10              1,122            1,129(A)
                                                                                                            --------
                                                                                                               9,837
                                                                                                            --------
  Gas and Pipeline Utilities -- 0.3%
  Dynegy Holdings Incorporated                              8.125%       3/15/05                818              630(A)
                                                                                                            --------
  Health Care -- 1.6%
  Extendicare Health Services Inc.                          9.350%       12/15/07               870              820
  Magellan Health Services, Inc.                            9.375%       11/15/07               534              429(A)
  Magellan Health Services, Inc.                            9.000%       2/15/08              1,590              572
  Rotech Healthcare Inc.                                    9.500%        4/1/12                874              891(A)
                                                                                                            --------
                                                                                                               2,712
                                                                                                            --------
  Homebuilding -- 2.2%
  Atrium Companies Inc.                                    10.500%        5/1/09              1,185            1,209
  Schuler Homes, Inc.                                       9.375%       7/15/09                800              816
  Schuler Homes, Inc.                                      10.500%       7/15/11                640              685
  The Ryland Group, Inc.                                    8.000%       8/15/06                710              715
  The Ryland Group, Inc.                                    9.750%        9/1/10                350              379
                                                                                                            --------
                                                                                                               3,804
                                                                                                            --------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Industrial -- 1.2%
  Holley Performance Products                              12.250%       9/15/07             $1,740         $  1,027
  Johnsondiversey Inc.                                      9.625%       5/15/12              1,102            1,151(A)
                                                                                                            --------
                                                                                                               2,178
                                                                                                            --------
  Insurance -- 1.1%
  Conseco, Inc.                                             8.750%        8/9/06                880              422(A)
  Willis Corroon Corporation                                9.000%        2/1/09              1,425            1,468
                                                                                                            --------
                                                                                                               1,890
                                                                                                            --------
  Lodging/Hotels -- 2.4%
  Extended Stay America, Inc.                               9.150%       3/15/08                629              623
  Extended Stay America, Inc.                               9.875%       6/15/11              1,170            1,193
  HMH Properties, Inc.                                      8.450%       12/1/08                871              854
  MeriStar Hospitality Corporation                          9.000%       1/15/08                335              330
  MeriStar Hospitality Corporation                          9.125%       1/15/11              1,110            1,060(A)
                                                                                                            --------
                                                                                                               4,060
                                                                                                            --------
  Machinery -- 2.6%
  AGCO Corporation                                          9.500%        5/1/08              1,340            1,417
  NMHG Holding Company                                     10.000%       5/15/09              1,325            1,345(A)
  Terex Corporation                                        10.375%        4/1/11                110              118
  Terex Corporation                                         9.250%       7/15/11              1,500            1,553
                                                                                                            --------
                                                                                                               4,433
                                                                                                            --------
  Manufacturing (Diversified) -- 3.0%
  Actuant Corporation                                      13.000%        5/1/09                409              474
  Associated Materials Incorporated                         9.750%       4/15/12                538              552(A)
  Collins & Aikman Floor Cover                              9.750%       2/15/10                880              898(A)
  Foamex L.P.                                              10.750%        4/1/09                704              718(A)
  Interface, Inc.                                           9.500%       11/15/05               602              604
  Juno Lighting, Inc.                                      11.875%        7/1/09                520              543
  Nortek, Inc.                                              9.125%        9/1/07                700              712
  Tyco International Group SA                               6.875%       1/15/29                877              623
                                                                                                            --------
                                                                                                               5,124
                                                                                                            --------
  Media -- 2.5%
  AMFM Inc.                                                 8.000%       11/1/08                370              366
  Brill Media Company, LLC                                 12.000%       12/15/07             3,000              840(D)
  Entravision Communications Corporation                    8.125%       3/15/09                518              521(A)
  Fox Sports Networks, LLC                                  8.875%       8/15/07                510              525
  Garden State Newspapers, Inc.                             8.750%       10/1/09                877              877
  Paxson Communications Corporation                        10.750%       7/15/08                360              346
  Sinclair Broadcast Group, Inc.                            8.750%       12/15/11               894              894
                                                                                                            --------
                                                                                                               4,369
                                                                                                            --------
  Medical Care Facilities -- 3.1%
  Beverly Enterprises, Inc.                                 9.625%       4/15/09                925              948
  HEALTHSOUTH Corporation                                  10.750%       10/1/08              1,120            1,238
  HEALTHSOUTH Corporation                                   7.625%        6/1/12                310              307(A)

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Medical Care Facilities -- Continued
  Triad Hospitals, Inc                                      8.750%        5/1/09             $1,150         $  1,202
  Vanguard Health Systems, Inc.                             9.750%        8/1/11              1,660            1,730
                                                                                                            --------
                                                                                                               5,425
                                                                                                            --------
  Medical Products -- 2.5%
  Alaris Medical Systems, Inc.                             11.625%       12/1/06                550              619
  Fisher Scientific International Inc.                      9.000%        2/1/08              1,710            1,748
  Fresenius Medical Care Capital Trust II                   7.875%        2/1/08              1,550            1,395(A,E)
  Hanger Orthopedic Group, Inc.                            10.375%       2/15/09                500              520(A)
                                                                                                            --------
                                                                                                               4,282
                                                                                                            --------
  Metals -- 0.3%
  Kaiser Aluminum & Chemical                               12.750%        2/1/03              2,500              475(D)
                                                                                                            --------
  Mining -- 1.4%
  Better Minerals & Aggregates                             13.000%       9/15/09              1,420            1,335
  Joy Global Inc.                                           8.750%       3/15/12              1,044            1,067(A)
                                                                                                            --------
                                                                                                               2,402
                                                                                                            --------
  Office Equipment and Supplies -- 0.5%
  Xerox Corporation                                         0.570%       4/21/18              1,312              781(F)
                                                                                                            --------
  Oil and Gas -- 3.3%
  Amerigas Partners LP                                      8.875%       5/20/11                380              395
  El Paso Energy Partners                                   8.500%        6/1/11                440              440
  Forest Oil Corporation                                   10.500%       1/15/06                210              221
  Forest Oil Corporation                                    8.000%       6/15/08                459              460
  Magnum Hunter Resources, Inc.                             9.600%       3/15/12              1,391            1,433(A)
  Mission Resources Corporation                            10.875%        4/1/07                870              713
  Pioneer Natural Resources Company                         9.625%        4/1/10                915            1,025
  Tesoro Petroleum Corp.                                    9.625%        4/1/12                297              272(A)
  Vintage Petroleum, Inc.                                   9.000%       12/15/05               118              117
  Vintage Petroleum, Inc.                                   7.875%       5/15/11                490              443
  Vintage Petroleum, Inc.                                   8.250%        5/1/12                160              157(A)
                                                                                                            --------
                                                                                                               5,676
                                                                                                            --------
  Paper and Forest Products -- 2.9%
  Appleton Papers Inc.                                     12.500%       12/15/08             1,370            1,349(A)
  Georgia-Pacific Corp.                                     8.875%       5/15/31              1,231            1,142
  Georgia-Pacific Corp.                                     9.500%       12/1/11                937              943
  Plastipak Holdings Inc.                                  10.750%        9/1/11              1,410            1,548
                                                                                                            --------
                                                                                                               4,982
                                                                                                            --------
  Publishing -- 0.6%
  American Media Operations, Inc.                          10.250%        5/1/09                925              971
                                                                                                            --------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- Continued
  Real Estate -- 0.6%
  Ventas Realty Limited Partnership                         8.750%        5/1/09             $  710         $    717(A)
  Ventas Realty Limited Partnership                         9.000%        5/1/12                330              338(A)
                                                                                                            --------
                                                                                                               1,055
                                                                                                            --------
  Retail -- 2.2%
  Backsaver Acquisition Corp.                               9.250%       5/31/08              1,000              364(G,H,I)
  Relax the Back Acquisition Corp.                          9.250%       5/31/08                429              156(G,H,I)
  Rite Aid Corporation                                     11.250%        7/1/08              1,630            1,271
  Samsonite Corporation                                    10.750%       6/15/08              1,070              856
  The Gap, Inc.                                             9.900%       12/15/05               855              875(B)
  The Gap, Inc.                                             6.900%       9/15/07                210              188
                                                                                                            --------
                                                                                                               3,710
                                                                                                            --------
  Telecommunications -- 6.4%
  Crown Castle International Corp.                          9.375%        8/1/11                430              271
  Dobson/Sygnet Communications                             12.250%       12/15/08               103               64
  EchoStar Broadband Corporation                           10.375%       10/1/07                715              672
  EchoStar DBS Corporation                                  9.125%       1/15/09                 80               73(A)
  EchoStar DBS Corporation                                  9.375%        2/1/09              1,557            1,440
  FairPoint Communications, Inc.                           12.500%        5/1/10                620              589
  Horizon PCS, Inc.                                        13.750%       6/15/11              1,225              404(A)
  Insight Midwest                                          10.500%       11/1/10                  4                4
  Nextel Communications, Inc.                               0.000%       10/31/07             1,250              625(B)
  Nextel Communications, Inc.                               9.375%       11/15/09             1,294              657
  PanAmSat Corporation                                      8.500%        2/1/12              1,330            1,224(A)
  Qwest Corporation                                         6.875%       9/15/33              1,374              962
  Rural Cellular Corporation                                9.750%       1/15/10              1,350              648
  TeleCorp PCS, Inc.                                       10.625%       7/15/10                991              926
  Tritel PCS, Inc.                                         10.375%       1/15/11                832              757
  Ubquitel Operating Company                                0.000%       4/15/10              1,100              143(B)
  WorldCom, Inc. - WorldCom Group                           6.250%       8/15/03              1,596              115(J)
  WorldCom, Inc. - WorldCom Group                           7.500%       5/15/11              1,255               68(J)
  WorldCom, Inc. - WorldCom Group                           6.950%       8/15/28              1,196              180(J)
  WorldCom, Inc. - WorldCom Group                           8.250%       5/15/31              7,867            1,180(J)
                                                                                                            --------
                                                                                                              11,002
                                                                                                            --------
  Textiles -- 0.4%
  Interface, Inc.                                          10.375%        2/1/10                600              639
                                                                                                            --------
  Transportation -- 2.5%
  Avis Group Holdings, Inc.                                11.000%        5/1/09              2,207            2,463
  Delta Air Lines, Inc.                                     7.900%       12/15/09               730              613
  Kansas City Southern Railway                              9.500%       10/1/08              1,130            1,222
                                                                                                            --------
                                                                                                               4,298
                                                                                                            --------
Total Corporate Bonds and Notes (Identified Cost -- $161,208)                                                141,457
--------------------------------------------------------------------------------------------------------------------

                                                            Rate        Maturity Date         Par            Value
--------------------------------------------------------------------------------------------------------------------
Yankee Bonds(K) -- 9.7%
  Banking and Finance -- 0.8%
  Yell Finance BV                                          10.750%        8/1/11             $1,260         $  1,373
                                                                                                            --------
  Cable -- 0.6%
  Rogers Communications, Inc.                               8.875%       7/15/07              1,175            1,069
                                                                                                            --------
  Chemicals -- 0.7%
  Avecia Group plc                                         11.000%        7/1/09              1,240            1,234
                                                                                                            --------
  Electric -- 0.2%
  AES Drax Holdings Ltd.                                   10.410%       12/31/20               483              383
                                                                                                            --------
  Electronics -- 0.3%
  Flextronics International Ltd.                            9.875%        7/1/10                437              457
                                                                                                            --------
  Energy -- 0.5%
  Calpine Canada Energy Finance                             8.500%        5/1/08              1,220              811
                                                                                                            --------
  Entertainment -- 0.3%
  Alliance Atlantis Communications Inc.                    13.000%       12/15/09               499              549
                                                                                                            --------
  Manufacturing (Diversified) -- 1.9%
  Tyco International Group SA                               4.950%        8/1/03                418              359
  Tyco International Group SA                               5.875%       11/1/04                251              203
  Tyco International Group SA                               6.375%       10/15/11             2,340            1,791
  Tyco International Group SA                               7.000%       6/15/28              1,308              928
                                                                                                            --------
                                                                                                               3,281
                                                                                                            --------
  Media -- 0.9%
  British Sky Broadcasting Group plc                        7.300%       10/15/06               475              465
  British Sky Broadcasting Group plc                        6.875%       2/23/09                663              610
  Corus Entertainment Inc.                                  8.750%        3/1/12                420              422
                                                                                                            --------
                                                                                                               1,497
                                                                                                            --------
  Oil and Gas -- 0.6%
  Western Oil Sands Inc.                                    8.375%        5/1/12              1,025            1,028(A)
                                                                                                            --------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued

                                                            Rate        Maturity Date      Par/Shares        Value
--------------------------------------------------------------------------------------------------------------------
Yankee Bonds -- Continued
  Paper and Forest Products -- 1.1%
  Ainsworth Lumber Co. Ltd.                                12.500%       7/15/07             $1,090         $  1,174
  Norske Skog Canada Limited                                8.625%       6/15/11                680              697
                                                                                                            --------
                                                                                                               1,871
                                                                                                            --------
  Services -- 0.8%
  Compagnie Generale de Geophysique SA                     10.625%       11/15/07               967              991
  Compagnie Generale de Geophysique SA                     10.625%       11/15/07               365              374(A)
                                                                                                            --------
                                                                                                               1,365
                                                                                                            --------
  Telecommunications -- 0.3%
  Callahan Nordrhein Westfalen                              0.000%       7/15/10              3,000              105(B)
  Rogers Wireless Communications Inc.                       9.625%        5/1/11                647              440
                                                                                                            --------
                                                                                                                 545
                                                                                                            --------
  Transportation -- 0.7%
  Teekay Shipping Corporation                               8.875%       7/15/11              1,145            1,191
                                                                                                            --------
Total Yankee Bonds (Identified Cost -- $18,636)                                                               16,654
--------------------------------------------------------------------------------------------------------------------
Common Stocks -- N.M.
  Engineering and Construction -- N.M.
  Washington Group International, Inc.                      0.000%                                2shs            53
                                                                                                            --------
  Food -- N.M.
  International Fast Food Corporation                       0.000%                               40shs             0(L)
                                                                                                            --------
Total Common Stocks (Identified Cost -- $2,844)                                                                   53
--------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 1.6%
  Cable -- 0.9%
  Cablevision Systems Corporation                          11.125%                               20            1,277
  Cablevision Systems Corporation                          11.750%                                5              343
                                                                                                            --------
                                                                                                               1,620
                                                                                                            --------
  Industrial Conglomerates -- 0.2%
  High Voltage Engineering Corporation                     13.500%                                7              263(H)
                                                                                                            --------
  Media -- 0.5%
  Paxson Communications Corporation                        12.500%                              0.4              310(H)
  Sinclair Broadcast Group, Inc.                           13.250%                                6              623
                                                                                                            --------
                                                                                                                 933
                                                                                                            --------
  Telecommunications -- N.M.
  Intermedia Communications, Inc.                          13.500%                                1                7(H)
  IXC Communications, Inc.                                 12.500%                                1                1
                                                                                                            --------
                                                                                                                   8
                                                                                                            --------
Total Preferred Stocks (Identified Cost -- $10,028)                                                            2,824
--------------------------------------------------------------------------------------------------------------------

                                                            Rate        Maturity Date      Shares/Par        Value
--------------------------------------------------------------------------------------------------------------------
Warrants -- 0.0%
  Horizon PCS, Inc.                                                                               2wts      $      0(A,L)
  Next Generation Network, Inc.                                                                  16                0(L)
  Washington Group International, Inc., Series A                                                  1                4
  Washington Group International, Inc., Series B                                                  2                3
  Washington Group International, Inc., Series C                                                  1                1
                                                                                                            --------
Total Warrants (Identified Cost -- $256)                                                                           8
                                                                                                            --------
Total Long-Term Securities (Identified Cost -- $192,972)                                                     160,996
--------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 3.1%

Corporate Bonds and Notes -- 1.8%
  AAF-McQuay Inc.                                           8.875%       2/15/03             $  600              599
  Container Corporation of America                          9.750%        4/1/03                630              646
  The AES Corporation                                       8.750%       12/15/02             1,137            1,057
  The AES Corporation                                       7.375%       6/15/03                430              344
  WorldCom, Inc.                                            7.875%       5/15/03              2,320              487(J)
                                                                                                            --------
                                                                                                               3,133
                                                                                                            --------
Repurchase Agreements -- 1.3%
  Goldman, Sachs & Company
    1.98%, dated 6/28/02, to be repurchased at $1,146 on 7/1/02 (Collateral: $1,125
    Fannie Mae notes, 5.75%, due 4/15/03, value $1,183)                                       1,146            1,146

Merrill Lynch Government Securities, Inc.
1.97%, dated 6/28/02, to be repurchased at $1,000 on 7/1/02 (Collateral: $3,100
Resolution Funding Corp. principal-only securities, 0%, due 7/15/20, value $1,019)            1,000            1,000
                                                                                                            --------
                                                                                                               2,146
                                                                                                            --------
Total Short-Term Securities (Identified Cost -- $9,354)                                                        5,279
--------------------------------------------------------------------------------------------------------------------
Total Investments -- 96.5% (Identified Cost -- $202,326)                                                     166,275
Other Assets Less Liabilities -- 3.5%                                                                          6,063
                                                                                                            --------

NET ASSETS -- 100.0%                                                                                        $172,338
                                                                                                            ========

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued


--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  20,927 Primary Class shares outstanding                                                                   $346,021
     249 Institutional Class shares outstanding                                                                2,713
Undistributed net investment income                                                                              922
Accumulated net realized gain/(loss) on investments, options and futures                                    (141,267)
Unrealized appreciation/(depreciation) of investments, options and futures                                   (36,051)
                                                                                                            --------

NET ASSETS                                                                                                  $172,338
                                                                                                            ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                                $8.14
                                                                                                            ========
  INSTITUTIONAL CLASS                                                                                          $8.13
                                                                                                            ========
--------------------------------------------------------------------------------------------------------------------

(A) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 20.1% of net assets.

(B) Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.

(C) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(D) Bond is in default at June 30, 2002.

(E) Unit -- A security which consists of a bond and warrants to purchase the stock of the issuer.

(F) Convertible security -- Security may be converted into common stock of the company.

(G) Indexed security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), or the Consumer Bill Rate. These rates are as of June 30, 2002.

(H) Pay-in-Kind ("PIK") security -- A bond in which interest during the initial few years is paid in additional PIK securities rather than in cash.

(I) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

(J) Bond is in default subsequent to June 30, 2002.

(K) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(L) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations

Legg Mason Income Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                            Six Months Ended 6/30/02
                                                             -------------------------------------------------------
                                                              U.S. Government    Investment Grade         High
                                                             Intermediate-Term        Income             Yield
                                                                 Portfolio          Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------
Investment Income:

Interest                                                          $ 8,394            $ 8,952            $ 10,253
Dividends                                                             127                 --                 249
                                                                  -------            -------            --------
      Total income                                                  8,521              8,952              10,502
                                                                  -------            -------            --------

Expenses:

Management fee                                                        880                799                 660
Distribution and service fees                                         780                661                 503
Audit and legal fees                                                   24                 28                  18
Custodian fee                                                          66                 97                  49
Directors' fees                                                         5                  5                   2
Registration fees                                                      11                 17                   9
Reports to shareholders                                                 8                 10                   9
Transfer agent and shareholder servicing expense                       72                 76                  51
Other expenses                                                          6                  6                   6
                                                                  -------            -------            --------
                                                                    1,852              1,699               1,307
      Less fees waived                                               (272)              (373)                 --
                                                                  -------            -------            --------
      Total expenses, net of waivers                                1,580              1,326               1,307
                                                                  -------            -------            --------
NET INVESTMENT INCOME                                               6,941              7,626               9,195
                                                                  -------            -------            --------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
      Investments                                                   2,081             (1,492)            (16,333)
      Options                                                         115                 --                  --
      Futures                                                        (574)              (434)                 --
                                                                  -------            -------            --------
                                                                    1,622             (1,926)            (16,333)
                                                                  -------            -------            --------

Change in unrealized appreciation/(depreciation) of
  investments, options and futures                                  2,436             (2,528)             (7,935)
                                                                  -------            -------            --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS              4,058             (4,454)            (24,268)
--------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $10,999            $ 3,172            $(15,073)
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                           U.S. Government              Investment Grade                    High
                                          Intermediate-Term                  Income                         Yield
                                              Portfolio                     Portfolio                     Portfolio
                                     ---------------------------------------------------------------------------------------
                                     Six Months        Year        Six Months        Year        Six Months        Year
                                       Ended          Ended          Ended          Ended          Ended          Ended
                                      6/30/02        12/31/01       6/30/02        12/31/01       6/30/02        12/31/01
----------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)                   (Unaudited)                   (Unaudited)
Change in Net Assets:

Net investment income                  $  6,941       $ 14,784       $  7,626       $ 13,340       $  9,195       $ 21,567

Net realized gain/(loss) on
  investments, options and futures        1,622          1,277         (1,926)          (150)       (16,333)       (74,901)

Change in unrealized appreciation/
  (depreciation) of investments,
  options and futures                     2,436           (256)        (2,528)         2,336         (7,935)        52,476
----------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from
  operations                             10,999         15,805          3,172         15,526        (15,073)          (858)

Distributions to shareholders:
  From net investment income:
      Primary Class                      (6,664)       (14,393)        (7,563)       (13,303)        (8,417)       (21,555)
      Institutional Class                  (187)          (366)           (63)           (73)           (75)          (120)

Change in net assets from Fund
  share transactions:
      Primary Class                      27,348         26,899         30,909         58,166         (5,596)         3,849
      Institutional Class                 1,298            482          1,369            580            954            787
----------------------------------------------------------------------------------------------------------------------------
Change in net assets                     32,794         28,427         27,824         60,896        (28,207)       (17,897)

Net Assets:

Beginning of period                     307,818        279,391        256,722        195,826        200,545        218,442
----------------------------------------------------------------------------------------------------------------------------
End of period                          $340,612       $307,818       $284,546       $256,722       $172,338       $200,545
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income    $    136       $     46       $     75       $     75       $    922       $    219
----------------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights

Legg Mason Income Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                        Investment Operations
                                                           ------------------------------------------------
                                               Net Asset      Net          Net Realized and
                                                Value,     Investment   Unrealized Gain/(Loss)   Total From
                                               Beginning    Income/        on Investments,       Investment
                                               of Period     (Loss)      Options and Futures     Operations
-----------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
Six Months Ended June 30,

     2002(A)                                    $10.32       $ .23(B)           $  .14             $  .37
Years Ended Dec. 31,

     2001                                        10.27         .58(B)              .05                .63

     2000                                         9.92         .67(B)              .35               1.02

     1999                                        10.51         .59(B)             (.59)                --

     1998                                        10.40         .61(B)              .11                .72

     1997                                        10.31         .65(B)              .09                .74

Investment Grade Income Portfolio
Six Months Ended June 30,

     2002(A)                                    $10.11       $ .30(E)           $ (.18)            $  .12
Years Ended Dec. 31,

     2001                                         9.97         .66(E)              .14                .80

     2000                                         9.79         .71(E)              .19                .90

     1999                                        10.52         .66(E)             (.70)              (.04)

     1998                                        10.59         .66(E)              .12                .78

     1997                                        10.22         .71(E)              .37               1.08

High Yield Portfolio
Six Months Ended June 30,
     2002(A)                                    $ 9.20       $ .41              $(1.10)            $ (.69)
Years Ended Dec. 31,
     2001                                        10.18        1.01               (1.00)               .01
     2000                                        14.97        1.41               (3.47)             (2.06)
Period From Mar. 8 to Dec. 31,
     1999                                        15.98         .89                (.92)              (.03)
Period Ended Jan. 28,
     1999                                        14.67         .08                 .72                .80
Period Ended Dec. 31,
     1998(F)                                     16.85         .86               (1.98)             (1.12)
-----------------------------------------------------------------------------------------------------------

(A) Unaudited.

(B) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2002, 0.65%; for the years ended December 31, 2001, 0.63%; 2000, 0.65%; 1999,
    0.66%; 1998, 0.65%; and 1997, 0.66%.

(C) Not annualized.

(D) Annualized.

(E) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2002, 0.75%; for the years ended December 31, 2001, 0.74%; 2000, 0.79%; 1999,
    0.77%; 1998, 0.80%; and 1997, 0.82%.

(F) For the period May 5, 1998 (commencement of operations) to December 31,
    1998.

See notes to financial statements.

                      Distributions
---------------------------------------------------------
                               From Net                     Net Asset
     From Net                  Realized                      Value,
    Investment   Tax Return     Gain on         Total        End of
      Income     of Capital   Investments   Distributions    Period
---------------------------------------------------------------------
      $ (.23)      $  --        $   --         $ (.23)       $10.46
        (.58)         --            --           (.58)        10.32
        (.67)         --            --           (.67)        10.27
        (.59)         --            --           (.59)         9.92
        (.60)       (.01)           --           (.61)        10.51
        (.64)       (.01)           --           (.65)        10.40

      $ (.28)      $  --        $   --         $ (.28)       $ 9.95
        (.66)         --            --           (.66)        10.11
        (.72)         --            --           (.72)         9.97
        (.66)         --          (.03)          (.69)         9.79
        (.66)         --          (.19)          (.85)        10.52
        (.71)         --            --           (.71)        10.59

      $ (.38)      $  --        $   --         $ (.38)       $ 8.13
        (.99)         --            --           (.99)         9.20
       (1.34)         --         (1.39)         (2.73)        10.18
        (.98)         --            --           (.98)        14.97
        (.04)         --            --           (.04)        15.43
       (1.05)         --          (.01)         (1.06)        14.67
---------------------------------------------------------------------

                          Ratios/Supplemental Data
---  -------------------------------------------------------------------------
                                  Net Investment
                      Expenses    Income/(Loss)    Portfolio     Net Assets,
     Total           to Average     to Average     Turnover     End of Period
     Return          Net Assets     Net Assets       Rate      (in thousands)
---  -------------------------------------------------------------------------
       7.24%(C)        .48%(B,D)     4.86%(B,D)     236%(D)      $8,619
       6.30%           .46%(B)       5.63%(B)       535%          7,221
      10.64%           .46%(B)       6.66%(B)       248%          6,723
        .04%           .47%(B)       5.84%(B)       979%          9,076
       7.16%           .46%(B)       5.85%(B)       356%          7,340
       7.45%           .45%(B)       6.40%(B)       252%          7,914

       1.51%(C)        .47%(D,E)     6.35%(D,E)     108(D)       $2,761

       8.16%           .47%(E)       6.50%(E)       131%          1,424
       9.63%           .48%(E)       7.32%(E)        94%            839
       (.33)%          .46%(E)       6.59%(E)       145%            238
       7.57%           .45%(E)       6.24%(E)       279%            255
      10.95%           .43%(E)       6.87%(E)       259%            252
      (7.82)%(C)       .75%(D)       9.60%(D)       109%(D)      $2,021
       (.06)%          .97%         10.20%          130%          1,331
     (15.99)%         1.03%         10.98%           45%            673
       (.20)%          .82%(D)       7.19%(D)        78%(D)         673
       5.47%(F)        .81%(D)       7.17%(D)       116%(D)           0
      (6.91)%(F)       .79%(D)       8.68%(D)       107%(D)          65
---

Notes to Financial Statements

Legg Mason Income Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Government Intermediate, Investment Grade and High Yield Portfolios offer two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Securities owned by the Funds for which market quotations are readily available are valued at current market value. In determining fair value, the Board of Directors and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2002, $520 or 0.30% of the High Yield Portfolio's net assets were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.

  With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

  Legg Mason Fund Adviser, Inc. ("LMFA") has determined that the prices for several bonds in High Yield were incorrect during the period from January 3, 1995 through December 11, 1998. Had correct prices for these bonds been used during this period, the Institutional Class's total return for the period from May 5, 1998 (inception date of the Institutional Class) to December 31, 1998, would have been -4.83%.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                Receivable for              Payable for
                                Securities Sold         Securities Purchased
----------------------------------------------------------------------------
Government Intermediate             $13,149                   $23,258
Investment Grade                        782                     2,584
High Yield                            4,811                     2,604

--------------------------------------------------------------------------------

  For the six months ended June 30, 2002, investment transactions (excluding short-term investments) were as follows:

                                     Purchases                      Proceeds From Sales
                         ---------------------------------   ---------------------------------
                         U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
Government Intermediate         $246,820          $ 28,455          $291,351          $ 20,693
Investment Grade                 127,604            44,513           109,931            20,083
High Yield                            --           103,343                --           105,077

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Funds did not amortize market discounts on debt securities.

  Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield, which declares and pays dividends monthly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations. At June 30, 2002, accrued dividends payable were as follows: Government Intermediate, $458; Investment Grade, $601; and High Yield, $0. There were no capital gain distributions payable at June 30, 2002.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at June 30, 2002, were as follows: Government Intermediate, $3,194 which expires in 2002, $699 which expires in 2003, $4,880 which expires in 2007, and $4,924 which expires in 2008; Investment Grade, $5,363 which expires in 2007 and $2,050 which expires in 2008; and High Yield, $38,887 which expires in 2008 and $83,723 which expires in 2009.

--------------------------------------------------------------------------------

3. Financial Instruments:

Options and Futures

  As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

            PURCHASED OPTION:                                   IMPACT ON THE FUND:
The option expires                          Realize a loss in the amount of the cost of the option.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss depending on whether the proceeds
sale transaction                            from the closing sale transaction are greater or less than the cost of the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a call option            The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a put option             Realize a gain or loss from the sale of the underlying
                                            security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
--------------------------------------------------------------------------------------------------------
WRITTEN OPTION:                             IMPACT ON THE FUND:
The option expires                          Realize a gain equal to the amount of the premium received.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss without regard to any unrealized gain
purchase transaction                        or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                            received when the option was written.
--------------------------------------------------------------------------------------------------------
A written call option is exercised by the   Realize a gain or loss from the sale of the underlying
option purchaser                            security. The proceeds of that sale will be increased by the premium originally received when the option was written.
--------------------------------------------------------------------------------------------------------
A written put option is exercised by the    The amount of the premium originally received will reduce
option purchaser                            the cost of the security that the Fund purchased when the
                                            option was exercised.
--------------------------------------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

--------------------------------------------------------------------------------

  There was no activity in call and put options for Investment Grade during the six months ended June 30, 2002. Activity in call and put options during the period for Government Intermediate was as follows:

                                               Calls                   Puts
                                        --------------------   --------------------
                                         Actual                 Actual
       Government Intermediate          Contracts   Premiums   Contracts   Premiums
-----------------------------------------------------------------------------------
Options outstanding, December 31, 2001      --       $  --         --       $  --
Options written                            250         192        250         138
Options closed                            (250)       (192)      (250)       (138)
Options expired                             --          --         --          --
Options exercised                           --          --         --          --
-----------------------------------------------------------------------------------
Options outstanding, June 30, 2002          --       $  --         --       $  --
===================================================================================

  Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

  The open futures positions and related appreciation or depreciation at June 30, 2002, are listed at the end of Government Intermediate's and Investment Grade's respective statements of net assets.

Forward Currency Exchange Contracts

  As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

  At June 30, 2002, High Yield had no open forward currency exchange contracts.

4. Transactions With Affiliates:

  Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable

--------------------------------------------------------------------------------

monthly, at annual rates of each Fund's average daily net assets. LMFA has voluntarily agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees, expense limits and their expiration dates, management fees waived, and management fees payable for each Fund:

                                                                                   Six Months Ended        At
                                                                                    June 30, 2002     June 30, 2002
                                                                                   ----------------   -------------
                                                                                      Management       Management
                           Management    Expense          Expense Limitation             Fees             Fees
          Fund                Fee       Limitation         Expiration Date              Waived           Payable
-------------------------------------------------------------------------------------------------------------------
Government Intermediate
  -- Primary                 0.55%        1.00%      April 30, 2003, or until net        $272             $104
  -- Institutional           0.55%        0.50%       assets reach $500 million
Investment Grade
  -- Primary                 0.60%        1.00%      April 30, 2003, or until net         373               74
  -- Institutional           0.60%        0.50%       assets reach $500 million            --               --
High Yield
  -- Primary                 0.65%        None                    --                       --              102
  -- Institutional           0.65%        None

  Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                                         At June 30, 2002
                                                                     ------------------------
                                Distribution         Service         Distribution and Service
                                    Fee                Fee                 Fees Payable
---------------------------------------------------------------------------------------------
Government Intermediate            0.25%              0.25%                    $134
Investment Grade                   0.25%              0.25%                     115
High Yield                         0.25%              0.25%                      78

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the six months ended June 30, 2002: Government Intermediate, $26; Investment Grade, $27; and High Yield, $31.

  LMFA, the Adviser, Legg Mason and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2002, the Funds had no borrowings under the Credit Agreement.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At June 30, 2002, there were 1,000,000 shares authorized, in the aggregate, at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                               Reinvestment
                                             Sold            of Distributions
                                    ----------------------   ----------------
                                     Shares       Amount     Shares   Amount
-----------------------------------------------------------------------------
Government Intermediate
-- Primary Class
  Six Months Ended June 30, 2002        8,078   $   83,845      523   $ 5,423
  Year Ended Dec. 31, 2001              9,072       94,283    1,213    12,542
-- Institutional Class
  Six Months Ended June 30, 2002          213   $    2,219       16   $   170
  Year Ended Dec. 31, 2001                951        9,872       34       354

Investment Grade
-- Primary Class
  Six Months Ended June 30, 2002        5,832   $   58,559      618   $ 6,201
  Year Ended Dec. 31, 2001              9,215       93,914    1,175    11,918
-- Institutional Class
  Six Months Ended June 30, 2002          190   $    1,910        6   $    57
  Year Ended Dec. 31, 2001                210        2,142        6        60

High Yield
-- Primary Class
  Six Months Ended June 30, 2002        3,735   $   34,018      742   $ 6,669
  Year Ended Dec. 31, 2001              6,437       65,020    1,798    17,608
-- Institutional Class
  Six Months Ended June 30, 2002          284   $    2,585        8   $    73
  Year Ended Dec. 31, 2001                350        3,593       12       117
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Repurchased             Net Change
                                    ------------------------   -----------------
                                      Shares       Amount      Shares    Amount
--------------------------------------------------------------------------------
Government Intermediate
-- Primary Class
  Six Months Ended June 30, 2002        (5,993)  $   (61,920)   2,608   $ 27,348
  Year Ended Dec. 31, 2001              (7,718)      (79,926)   2,567     26,899
-- Institutional Class
  Six Months Ended June 30, 2002          (105)  $    (1,091)     124   $  1,298
  Year Ended Dec. 31, 2001                (940)       (9,744)      45        482

Investment Grade
-- Primary Class
  Six Months Ended June 30, 2002        (3,371)  $   (33,851)   3,079   $ 30,909
  Year Ended Dec. 31, 2001              (4,683)      (47,666)   5,707     58,166
-- Institutional Class
  Six Months Ended June 30, 2002           (59)  $      (598)     137   $  1,369
  Year Ended Dec. 31, 2001                (159)       (1,622)      57        580

High Yield
-- Primary Class
  Six Months Ended June 30, 2002        (5,164)  $   (46,283)    (687)  $ (5,596)
  Year Ended Dec. 31, 2001              (8,008)      (78,779)     227      3,849
-- Institutional Class
  Six Months Ended June 30, 2002          (188)  $    (1,704)     104   $    954
  Year Ended Dec. 31, 2001                (283)       (2,923)      79        787
--------------------------------------------------------------------------------

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                 SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
International Equity Trust                    Investment Grade Income Portfolio
Emerging Markets Trust                        High Yield Portfolio
Europe Fund

TAX-FREE BOND FUNDS:                          MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust            Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust       Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                              Investment Manager

                              Legg Mason Fund Adviser, Inc.
                              Baltimore, MD

                              Investment Adviser

                              Western Asset Management Company
                              Pasadena, CA

                              Board of Directors and Officers

                              John F. Curley, Jr., Chairman
                              Mark R. Fetting, President
                              Richard G. Gilmore
                              Arnold L. Lehman
                              Dr. Jill E. McGovern
                              T. A. Rodgers

                              Transfer and Shareholder Servicing Agent

                              Boston Financial Data Services
                              Boston, MA

                              Custodian

                              State Street Bank & Trust Company
                              Boston, MA

                              Counsel

                              Kirkpatrick & Lockhart LLP
                              Washington, DC

                              Independent Accountants

                              PricewaterhouseCoopers LLP
                              Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

8/02